                     MUTUAL RELEASE, SETTLEMENT, STANDSTILL
                         AND NON-DISPARAGEMENT AGREEMENT

         This Mutual Release, Settlement, Standstill and Non-Disparagement Agreement (this "Agreement") is dated as of April 11, 2002, by and among Surge Components, Inc., a New York corporation ("Surge"), and each of Equilink Capital Partners, LLC ("Equilink"), Robert DePalo ("DePalo"), Old Oak Fund Inc. ("Old Oak") and Kenneth Orr ("Orr") (collectively the "Investors").

         WHEREAS, the Investors currently hold 252,000 shares of common stock issued by Surge ("Common Stock") which represents all of the debt and equity securities of Surge held by the Investors or their family members, associates or affiliates (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934 (the "Exchange Act"), these terms to have such meaning throughout this Agreement);

         WHEREAS, the Investors have already transferred to the possession of Surge 19,300 shares of preferred stock issued by Surge ("Preferred Stock");

         WHEREAS, Surge and the Investors desire and intend to resolve any and all issues and/or disputes arising from or relating to their relationship, including but not limited to, any and all claims that the Investors allege to have against Surge, on the terms and conditions set forth in this Agreement, and without any admission by any party of any liability;

         WHEREAS, the Investors desire to assign, transfer and convey the Common Stock and Preferred Stock (collectively "Securities") to Surge in exchange for the payment by Surge of an aggregate of $225,000 in accordance with the terms and conditions set forth in this Agreement;


         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Mutual Release. (a) Effective upon the transfer of the Securities referred to in Section 2 and the making of the final payment referred to in
Section 3, Surge, on the one hand, and each of the Investors, on the other hand, hereby releases and forever discharges the other, the other's shareholders and subsidiaries, and the respective directors, officers, employees, agents, representatives and affiliates of each, the other's heirs and estate, and each of the above's successors and assigns, absolutely and forever, of and from any and all demands, actions, claims, acts, damages, fines, penalties, benefits, accounts, liabilities, obligations, debts, liens, costs, covenants, contracts, agreements, rights of action, claims for relief and causes of action, of every kind and nature, known or unknown, both at law and in equity which each party had, now has or in the future might have against the other by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement (collectively, "Claims").

         (b) Notwithstanding the foregoing, there is expressly reserved from the effect of the mutual release contained in this Section 1 any and all Claims that any party may now have or might in the future have against another party and its successors and assigns in connection with the other party's breach of any of the terms or failure to perform any of its obligations set forth in this Agreement.


         2. Transfer of Stock to Surge. Upon the receipt of the final payment described in Section 3 the Investors shall assign, transfer and convey to Surge the Securities and any and all shares of stock or other securities of Surge held by the Investors. The foregoing transfers shall be evidenced by delivery of certificates representing the Securities (252,000 Common Shares of Surge, represented by Certificate # 0420, I/N/O Old Oak Fund, Inc. ("Certificate")) and Stock Powers in the forms set forth in Exhibit A attached hereto. Simultaneously with the execution of this Agreement, the Investors shall immediately deliver to Carter, Ledyard & Milburn the securities and Stock Powers referred to above, which Carter, Ledyard & Milburn will hold in escrow pending the final payment referred to in Section 3. Within five days of the receipt of the final payment described in Section 3, Carter, Ledyard & Milburn will release the securities and Stock Powers from escrow, and deliver them to Ken Koch, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, New York, New York 10017 as counsel for Surge.

         3. Payment Schedule. (a) Surge shall pay the Investors an aggregate of $225,000 in installments as follows:

         (i) Upon execution of this Agreement and the delivery of the certificates representing the Securities and the Stock Powers pursuant to Section 2 hereof, $10.00 to DePalo and $99,990 to Old Oak Fund, Inc.

         (ii)  On or before July 1, 2002, $62,500 to Old Oak Fund, Inc.

         (iii) On or before November 1, 2002, $62,500 to Old Oak Fund, Inc.


         (b) The payment described in Section 3 (a)(i) shall be sent in good funds by wire to:

         Bank:             JP Morgan/Chase
         ABA # :           021000021
         Acct Name:        Carter, Ledyard & Milburn
         Acct # :          001013513
         Ref.:             Old Oak Fund, Inc.

         (c) The payments described in Section 3(a)(ii) and (iii) shall be sent in good funds by overnight mail to Old Oak Funds, Inc., 125 Michael Drive, Syosset, N.Y. 11791, Attn: Kenneth Orr.

         4. Representations and Warranties of the Investors. The Investors, jointly and severally, represent and warrant to Surge as set forth in this
Section 4.

         (a) Each of the Investors has the power and authority to accept, execute and deliver this Agreement and to carry out its obligations hereunder; and the execution, delivery and performance by each of the Investors of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor and this Agreement constitutes the valid and legally binding obligations of each of the Investors enforceable against each of the Investors in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

         (b) None of the Investors is a party or subject to nor bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge any of the Securities, other than pursuant to this Agreement.

         (c) Each of the Investors is the lawful owner of each of the Securities to be assigned, transferred and conveyed to Surge by the Investor pursuant to
Section 2 above and has the full right, power, and authority to assign, transfer and convey to Surge such Securities in accordance with the terms of this Agreement; and the sale, assignment, transfer and conveyance of such Securities in accordance with the terms of this Agreement will transfer good, valid and marketable title to such Securities free and clear of all liens, encumbrances, claims or rights of every kind and nature whatsoever.

         (d) Each of the Securities to be assigned, transferred and conveyed to Surge pursuant to Section 2 above is owned by the Investors free and clear of any and all restrictions, liens, claims, or encumbrances or rights of third parties of any nature whatsoever, with the exception of the legend that appears on the reverse side of the Certificate. The Securities assigned, transferred and conveyed to Surge pursuant to this Agreement represent all of the shares of stock, warrants or other debt or equity securities of Surge held by the Investors, their family members, associates and affiliates.

         (e) The Investors never received certificates representing warrants (the "Warrants") to purchase shares of common stock of Surge as reflected in Surge's financial statements in its Annual Report on Form 10-KSB for the year ended November 30, 2001; such Investors never transferred or otherwise disposed of their rights to such Warrants and such Warrants are specifically included in the equity securities of Surge to which the Investors have released their rights hereunder.


         (f) The Investors are not aware of any contract, agreement, or obligation, oral or written, between Surge (including the related parties released by the Investors) and the Investors' family members, associates and affiliates, other than this agreement.

         5. Standstill Agreement by Investors. Each Investor agrees that following the date of this Agreement, each Investor will not, nor will it permit or cause any of its affiliates or associates, from and after the date that such person becomes an affiliate or associate, to:

                  (a) acquire, announce an intention to acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire by purchase, by gift, by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act, such term to have such meaning throughout this Agreement) or otherwise, any (i) assets, businesses or properties of Surge or (ii) shares of Surge common stock or any Surge securities convertible into, exchangeable for or exercisable for common stock (all such securities and Surge common stock, collectively, "Voting Securities");

                  (b) participate in the formation or encourage the formation of, or join or in any way participate with, any "person" (as such term is used in Section 13(d)(3) of the Exchange Act and Section 2(2) of the Securities Act of 1933 (the "Securities Act"), such term to have such meaning throughout this Agreement) which owns or seeks to acquire beneficial ownership of the Voting Securities;

                  (c) solicit, or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, these terms to have such meaning throughout this Agreement) with respect to Surge;

                  (d) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to Surge or induce any other person to initiate any stockholder proposal;

                  (e) seek to place any representative on the Board of Directors of Surge or seek to have called any meeting of the stockholders of Surge;

                  (f) otherwise act, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of Surge or solicit, propose, seek to effect or negotiate with any other person (including, without limitation, Surge) with respect to any form of business combination or other extraordinary transaction with Surge or any of its subsidiaries or any restructuring, recapitalization, similar transaction or other transaction not in the ordinary course of business with respect to Surge or any of its subsidiaries, solicit, make or propose or negotiate with any other person with respect to, or announce an intent to make, any tender offer or exchange offer for any securities of Surge or any of its subsidiaries, or publicly disclose an intent, purpose, plan or proposal with respect to Surge, any of its subsidiaries or any securities or assets of Surge or any of its subsidiaries, that would violate the provisions of this Section 5, or assist, participate in, facilitate or solicit any effort or attempt by any person to do so or seek to do any of the foregoing; or

         (g) otherwise act, alone or in concert with others, to encourage, facilitate, incite or seek to cause others to instigate legal proceedings against Surge or any of its officers, directors or employees.

         6. Covenants Against Non-Disparagement. Each of the Investors hereby agrees that it will not make any statements (publicly or privately, oral or written) that are professionally or personally disparaging about, or adverse to, the interests of Surge (including its officers, directors and employees) including, but not limited to, any statements that disparage any person, product, service, finances, financial condition, capability or any other aspect of Surge's business, and that each such Investor will not engage in any conduct which is intended to harm professionally or personally the reputation of Surge (including its respective officers, directors and employees).

         7. Specific Performance. The parties hereto acknowledge that any breach of this Agreement would cause severe and immediate harm to the non-breaching party or parties. Accordingly, the parties hereto agree that, in the case of such breach or threatened breach of this Agreement, the non-breaching party or parties shall, in addition to and not in lieu of any other rights and remedies available under law or in equity, have the right and remedy to have the relevant provisions of this Agreement specifically enforced by injunctive relief in any court of competent jurisdiction.

         8. Attorneys' Fees. In the event of any dispute arising out of the performance by any party or any of its obligations under the terms of this Agreement, a party which, in a court of competent jurisdiction, obtains a judgment or award which is not subject to further appeal, shall be entitled to recover its reasonable attorneys' fees and costs incurred therein.

         9. Acknowledgement. Each party to this Agreement separately acknowledges that he, she or it has read this Agreement and the agreements and instruments contemplated hereby, has been advised by counsel with respect to them, and fully understands their provisions, and that no representation or promise not expressly contained in this Agreement or the instruments contemplated hereby has been made to him, her or it. Each party hereto further acknowledges that he, she or it is not entering into this Agreement on the basis of any promise or representation, express or implied, that is not contained herein.

         10. Successors and Assigns. Each party hereto agrees that this Agreement is binding upon and inures to the benefit of such party's respective heirs, successors and assigns.

         11. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and thereof, and together supersede all previous understandings, negotiations, agreements, and other communications, whether oral or written, relating thereto. In the event that any one or more of the provisions contained in this Agreement, or any application thereof, shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and unenforceability of the remaining provisions of this Agreement, and any other applications thereof, shall not in any way be affected or impaired. This Agreement may not be modified in any way except in a writing signed by all parties. This Agreement shall be governed by and construed in accordance with the law of the State of New York for all purposes shall be construed in accordance with the law of such State without giving effect to the principles of conflict of laws thereof. This Agreement may be signed in counterpart and each executed copy shall be a counterpart and each executed copy shall be a counterpart original, of full force and effect, and enforceable against the party executing the counterpart, but all counterparts, together, shall constitute one and the same instrument.

         12. Arbitration. Any controversy arising out of or relating to this agreement, or the construction, performance or breach thereof, shall be settled by arbitration pursuant to the rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         13. This Agreement shall, upon satisfaction of the conditions specified in Section 1 hereof, take effect as a document under seal as of the date first written above.


                                 SURGE COMPONENTS, INC.


                                 By: /s/ Ira Levy
                                     -----------------------------------------
                                 Name: Ira Levy
                                       ---------------------------------------
                                 Title: President
                                          ------------------------------------


                                 EQUILINK CAPITAL PARTNERS, LLC


                                 By: /s/ Robert DePalo
                                     -----------------------------------------
                                 Name: Robert DePalo
                                 Title: Chief Executive Officer

                                 /s/ Robert DePalo
                                 ---------------------------------------------
                                     Robert DePalo


                                 OLD OAK FUND, INC.


                                  By:  /s/ Kenneth Orr
                                       --------------------------------------
                                  Name: Kenneth A. Orr
                                  Title: Assistant Secretary


                                  /s/ Kenneth Orr
                                  -------------------------------------------
                                      Kenneth Orr

Exhibit A
                                   STOCK POWER

         For value received, OLD OAK FUND INC. hereby assigns and transfers unto SURGE COMPONENTS, INC., 252,000 Shares of the Common Stock and 13,300 Shares of the Preferred Stock of SURGE COMPONENTS, INC. (the "Corporation"), represented by Certificate Nos.0420 and 2, respectively, herewith, and do hereby irrevocably constitute and appoint the Corporation's attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  April 12, 2002                  OLD OAK FUND INC.

                                        By: /s/ Kenneth A. Orr
                                            ----------------------------------
                                        Name: Kenneth A. Orr
                                        Title:   Assistant Secretary




In presence of:

-------------------------

                                   STOCK POWER

         For value received, ROBERT DEPALO hereby assigns, and transfers unto SURGE COMPONENTS, INC., 6000 Shares of the Preferred Stock of SURGE COMPONENTS, INC. (the "Corporation"), represented by Certificate No.15 herewith, and do hereby irrevocably constitute and appoint the Corporation's attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  April 12, 2002
                                              /s/ Robert DePalo
                                              --------------------------------
                                              Robert DePalo





In presence of:

-------------------------